Exhibit 10.2
AMENDMENT TO PIPELINE LEASE AMENDMENT
This Amendment to Pipeline Lease Agreement (“Amendment”) is entered into as of the 11th day of October, 2005, by and between Mid-America Pipeline Company, LLC (“MAPL”) and Navajo Pipeline Co., L.P. (“Navajo”).
MAPL and Navajo are parties to that certain Pipeline Lease Agreement, dated March 11, 1996 (as amended and in effect on the date hereof, the “Lease”), pursuant to which MAPL has leased to Navajo certain real property more particularity defined in the Lease.
MAPL and Navajo have agreed to certain changes to terms and provisions of the Lease and now wish to amend the Lease to evidence same.
In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, MAPL and Navajo hereby amend the Lease as follows:
1.	From and after the date hereof, Section 3 B of the Lease is hereby deleted in its entirely and the following substituted in lieu thereof:
“Provided that Lessee is not in default under this Lease beyond the applicable notice and cure periods at the time of the exercise of any of the Options granted herein, Lessee is granted the options (the “Options”) to renew this Lease for three (3) additional terms of ten (10) years each (the “Renewal Terms”; the Initial Term and any Renewal Terms being collectively referred to as the “Term”) commencing on the next day after the expiration of the Initial Term or any Renewal Term, as the case may be. Lessee shall exercise each Option, if at all, by delivering MAPL written notice of the exercise of the Option at least one year prior to the expiration of the applicable Term. Lessee’s lease of the Pipeline System during any Renewal Term will be upon the same terms as the immediately prior Term, except that the Base Rent (hereinafter defined) will adjust as hereinafter provided and during the last Renewal Term Lessee will have no further right to renew this Lease.”
2.	From and after the date hereof, the Section 4 B is hereby deleted in its entirety and the following substituted in lieu thereof:
“Base Rent for the first Lease Year of each of the Renewal Terms (the eleventh [11th], twenty-first [21st] and thirty-first [31st] Lease Years) shall be the greater of (1) $441,666.67, multiplied by the quotient obtained by dividing Lessor’s posted tariff for NGL movement from Group 110 to Hobbs in effect on the day the Initial Term expires by Lessor’s posted tariff for NGL movement from Group 110 to Hobbs on the last day of the fifth (5th) Lease Year of the Initial Term, or (2) the Base Rent in effect during the immediately preceding Lease Year multiplied by the Base Rent Adjuster; provided, however, in no event shall the Base Rent be less than $441,666.67. The Base Rent in effect for each subsequent Lease Year during the Renewal Terms shall be the greater of (1) the Base Rent in effect for the 11th 21st or 31st Lease Year, as the case may be, or (2) the Base Rent in effect for the immediately preceding Lease Year multiplied by the Base Rent Adjuster.”
3.	From and after the date hereof, Section 21 of the Lease is hereby amended by adding the following notice for MAPL thereto:
Mid-America Pipeline Company, LLC
2727 North Loop West
Houston, Texas 77008
Attention: President
Facsimile: 713.880.6570
With copy to:
Mid-America Pipeline Company, LLC
2727 North Loop West
Houston, Texas 77008
Attention: Chief Legal Officer
Facsimile: 713.880.6580
and by adding the following notice for Navajo thereto:
Navajo Pipeline Co., L.P.
  and Holly Corporation
100 Crescent Court
Suite 1600
Dallas, Texas 75201
Attention: General Counsel
With copy to:
Navajo Pipeline Co., L.P.
501 East Main
Artesia, New Mexico 88210
Attention: Vice President
4.	All terms, conditions and provisions of the Lease are continued in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby. The Lease, as amended hereby, is hereby ratified and reaffirmed by the parties hereto who specifically acknowledge the validity and enforceability thereof.
5.	This Amendment shall be governed by and construed in accordance with the laws of the State of New Mexico, without regard to the conflicts of laws principles. In the event that the terms of the Lease conflict or are inconsistent with those of this Amendment, the terms of this Amendment shall govern. The provisions of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and each of their respective representatives, successors, and assigns. This Amendment may not be modified or changed in whole or in part in any manner other than by an instrument in writing duly signed by both parties hereto. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.
[signature page to follow]

     IN WITNESS WHEREOF, each of the parties has executed this Amendment by its duly authorized representative on the dates indicated below.

MID-AMERICA PIPELINE COMPANY, LLC

By:	/s/ J. M. Collingsworth

Name:	J. M. Collingsworth
Title:	Senior Vice President

Date Signed: October 11, 2005

NAVAJO PIPELINE CO., L. P.

By:	/s/ Matthew P. Clifton

Name:	Matthew P. Clifton
Title:	President

Date Signed: October 11, 2005
[SIGNATURE PAGE TO AMENDMENT TO PIPELINE LEASE AGREEMENT]

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